UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

		Page

Item 1.01	Entry into a Material Definitive Agreement	1

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	1

Item 9.01	Financial Statements and Exhibits	1

SIGNATURES		2

EXHIBIT INDEX

EX-4.1:	AMENDMENT NO. 1 TO CREDIT AGREEMENT

EX-4.2:	TERM LOAN CREDIT AGREEMENT

Item 1.01.	Entry into a Material Definitive Agreement

Amendment No. 1 to Credit Agreement

On May 14, 2015, The Dun & Bradstreet Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its Amended and Restated Five-Year Revolving Credit Agreement dated as of July 23, 2014 with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and RBS Citizens, N.A. as Co-Syndication Agents, and Bank of America, N.A., Barclays Bank PLC and HSBC Bank USA, N.A., as Co-Documentation Agents, and the banks that are lenders under the facility (the “Revolving Credit Facility”). The Amendment modifies the total debt to EBITDA ratio in the Revolving Credit Facility from 4.0 to 1.0 to 4.5 to 1.0 for any fiscal quarter that ends before December 31, 2016. For fiscal quarters ending on or after December 31, 2016, the total debt to EBITDA ratio will return to 4.0 to 1.0.

Term Loan Credit Agreement

On May 14, 2015, the Company entered into a term loan credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Syndication Agent, and Bank of America, N.A., Barclays Bank PLC, Citizens Bank, N.A., HSBC Bank USA, N.A. and TD Bank, N.A. as Co-Documentation Agents, and the banks that are lenders under the facility (the “Term Loan Facility”). The Company has $400,000,000 of aggregate availability under the Term Loan Facility. Up to two drawdowns are permitted under the Term Loan Facility, and each drawdown must occur on or before November 15, 2015. All borrowings will be at the then prevailing short-term interest rates. The Term Loan Facility matures five years after the initial funding and requires the maintenance of interest coverage and total debt to EBITDA ratios similar to those required under the Revolving Credit Facility, as amended by the Amendment. The Term Loan Facility may be used for the repayment of debt or other general corporate purposes. Amounts repaid under the Term Loan Facility may not be reborrowed.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The discussion under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

4.1	Amendment No. 1, dated May 14, 2015 to the Amended and Restated Five-Year Credit Agreement, among The Dun & Bradstreet Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and RBS Citizens, N.A. as Co-Syndication Agents, and Bank of America, N.A., Barclays Bank PLC and HSBC Bank USA, N.A., as Co-Documentation Agents, and the Lenders thereto.

4.2	Term Loan Credit Agreement, dated May 14, 2015, among The Dun & Bradstreet Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Syndication Agent, and Bank of America, N.A., Barclays Bank PLC, Citizens Bank, N.A., HSBC Bank USA, N.A. and TD Bank, N.A. as Co-Documentation Agents, and the Lenders thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE: May 14, 2015

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